                          [FRONT OF SHARE CERTIFICATE]

                        The Commonwealth of Massachusetts


NUMBER                                                               SHARES

-0-                                                                   -0-


                            WARBURG, PINCUS TRUST II
                         ____________________ Portfolio

                                 par value $.001

This Certifies that -Specimen- of ___________ is the owner of -0- Shares in the ______________________ Portfolio of Warburg, Pincus Trust II created by a Declaration of Trust dated December 16, 1996 and recorded with the Secretary of The Commonwealth of Massachusetts which shares are fully paid and non-assessable, and subject to the provisions of this Trust, are transferable by assignment endorsed thereon, and, the surrender of this certificate.

IN WITNESS WHEREOF, the Trustees hereunto set their hands and have caused their seal to be affixed hereto this

__________________ day of  ________________ A.D. 19____



-------------------------- ----------------------------
President                                            Treasurer


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                           [BACK OF SHARE CERTIFICATE]


                            WARBURG, PINCUS TRUST II
                         ____________________ Portfolio

                                 par value $.001

                                   Certificate

                                       FOR

                                   -0- shares

                                    ISSUED TO

                                  --Specimen--

                                      DATED
                                                ------------------



      For Value Received, ______________ hereby sell, assign and transfer unto _________________________ _____________________________ Shares of the
capital represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________ Attorney to transfer the said Shares on the books of the within named Organization with full power of substitution in the premises. Dated _________________________ 19___ in presence of

---------------------------                 -----------------------------

     NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.